UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Floor 6
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2022, Adicet Therapeutics, Inc. (“Adicet Therapeutics”), a wholly-owned subsidiary of Adicet Bio, Inc., entered into the Second Amendment to Lease, by and between Adicet Therapeutics and Westport Office Park, LLC (the “Second Amendment”). The Second Amendment further amends the Lease Agreement, dated as of October 31, 2018, as amended on December 30, 2020, for the premises located at 1000 Bridge Parkway, Redwood City, California (“1000 Bridge Parkway”). The Second Amendment expands the space leased by Adicet Therapeutics at 1000 Bridge Parkway to include a portion of 1200 Bridge Parkway, increasing Adicet Therapeutics’ leased space by 12,204 square feet (the “Expansion Space”). Adicet Therapeutics will pay a monthly fee for the Expansion Space increasing annually from $73,224.00 to $78,439.38 over the thirty-six (36) month term of the Second Amendment. The Second Amendment also provides Adicet Therapeutics with an allowance to construct improvements to the Expansion Space.

The Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the amendment is qualified in its entirety by reference to such exhibit.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Lease, dated as of June 16, 2022, between Adicet Therapeutics, Inc. as Tenant, and Westport Office Park, LLC, as Landlord.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADICET BIO, INC.

Date:	June 21, 2022	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer